Summary of Significant Accounting Policies (Narrative) (Details) $ in Thousands	12 Months Ended
	Mar. 31, 2021 USD ($)	Mar. 31, 2020 USD ($)	Mar. 31, 2019 USD ($)	Mar. 31, 2014 USD ($)
Impairment of long-lived assets
Shipping and handling cost	523	481	529
Aggregate net foreign currency transaction gain	567	(505)	$ (82)
Goodwill				$ 393
Hong Kong, Dollars
Exchange rate per dollar	7.7904	7.7904	7.7904
China, Yuan Renminbi
Exchange rate per dollar	6.4819	7.0246	6.7472